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                                                                    EXHIBIT 10.2

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                              Datalink.net, Inc.

              Incorporated Under the Laws of the State of Nevada

No. A-1                                            800,000 Common Stock
                                                   Purchase Warrants

                         CERTIFICATE FOR COMMON STOCK
                               PURCHASE WARRANTS

     1.  Warrants.  This Warrant Certificate certifies that CB CAPITAL
         --------
INVESTORS, LLC, or registered assigns (the "Holder"), is the registered owner of the above-indicated number of Warrants expiring on July 7, 2005 ("Expiration Date"). One (1) Warrant entitles the Holder to purchase one share of common stock, $.01 par value ("Share"), from Datalink.net, Inc., a Nevada corporation ("Company"), at a purchase price of thirty dollars ($ 30.00) per share ("Exercise Price"), commencing July 7, 2000, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the offices of the Company, 1735 Technology Drive, Suite 790, San Jose, California 95125.

     2.  Transfer of Warrants. The Warrants represented by this Warrant
         --------------------
Certificate shall not be transferable except to the Holder's Affiliates. "Affiliate" means, with respect to any person, any person controlling, controlled by or under common control with such person, with the concept of control in such context meaning the possession, directly or indirectly, of the power to direct the management and policies of another, whether through the ownership of voting securities, by contract or otherwise. An Affiliate of a person shall also include any partner, director, officer, general partner, manager or member of such person and any person to which such person shall assign, transfer or sell all or substantially all of such Person's assets. The Holder may not assign this Warrant or any rights or obligations hereunder to its Affiliates without the prior written consent of the Holder, such consent not to be unreasonably withheld.

     3.  Exercise of Warrant.
         -------------------

        a. The Warrant may be exercised in whole or in part at any time on or before the Expiration Date upon surrender of the Warrant in conjunction with Form of Election to Purchase and the payment at the Exercise Price stipulated above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Form of Election to Purchase, shall be delivered to the Holder after this Warrant shall have been so exercised. If the Warrant is exercised in part, then the Holder shall be entitled to receive a new Warrant covering the remaining number of Warrant Shares not exercised.

        b. At any time during the Exercise Period, the Holder may, at its option, Exchange a total of fifty percent of the Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section (3)(b), by
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           surrendering this Warrant at the principal office of the Company, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the share issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares equal to (i) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the current market value of a share of Common Stock. Current market value shall mean the average closing price over the last ten trading days up to and including the last business day prior to the Exchange Date.

     4.    Expiration of Warrants.  No Warrant may be exercised after 5:00
           ----------------------
p.m. Pacific Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless the Expiration Date of this Warrant is extended by the Company.

     5.    Adjustment of Exercise Price.  After each adjustment of the
           ----------------------------
Exercise Price pursuant to this paragraph 5, the number of shares of Common Stock purchasable on the exercise of each Warrant shall be the number derived by dividing such adjusted pertinent Exercise Price into the original pertinent Exercise Price. The pertinent Exercise Price shall be subject to adjustment as follows:

           In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Warrants in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Warrants shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Warrants in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

     6.    Adjustments for Reorganization, Consolidation, Merger, or Sale of
           -----------------------------------------------------------------
Assets. If at any time while the Warrant, or any portion thereof, remains
------
outstanding and unexpired, should there occur a reorganization, merger, or consolidation; or should there occur a sale or transfer of the Company's assets or properties substantially in entirety as part of a reorganization, merger or consolidation, then lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of the Warrant, or any unexpired exercisable portion thereof, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, consolidation, merger, sale or transfer that the Holder would have been entitled to if the Warrant, or portions thereof, had been exercised immediately prior to the event. The foregoing shall apply similarly to any successive reorganizations, consolidations, mergers, sales or transfers that may occur while the Warrant, or any portion thereof, remains exercisable.
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     7.  Notice of Certain Events.  If:
         ------------------------

               (i) the Company shall declare a stock dividend or stock split on its Common Stock; or

               (ii) the approval of any shareholders of the Company shall be required in connection with any consolidation or merger to which the Company is a party, or any sale or transfer of all or substantially all of the assets of the Company then the Company shall cause to be delivered to the Holder, at least
          10 calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (a) the date on which a record is to be taken for the purpose of such stock dividend or split, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend or split are to be determined or (b) the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such consolidation, merger, sale or transfer; provided, however, that the failure to mail such notice or any defect
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          therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     8.  Registration Requirements.  Filing and Effectiveness Obligations.
         -------------------------   ------------------------------------
         Within a commercially reasonable period of time after the Holder's exercise of no less than fifty percent (50%) of the total number of Warrants issued to Holder and receipt of the Warrant Shares, the Company shall prepare and file with the Commission a Registration Statement (the "Registration
                                                            ------------
Statement") which shall cover all Securities so exercised. The Registration
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Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the reasonable consent of the Majority Holders). The Company shall (i) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep such Registration Statement continuously effective under the Securities Act until the date which is ninety (90) days after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holders and the Company's transfer agent to such effect (the "Effectiveness Period").
                           --------------------

     9.  Reservation of Stock Underlying the Warrant.  At all times until the
         -------------------------------------------
expiration of the Warrant, the Company will authorize, reserve, and keep available, solely for issuance and delivery upon the exercise of the Warrant, the shares of Common Stock of the Company that shall be receivable upon exercise of the Warrant.

    10.  Underlying Stock to be Fully Paid and Non-Assessable.  The Company
         ----------------------------------------------------
covenants that the shares of Common Stock issuable upon exercise of the Warrant shall be duly and validly issued, fully paid, non-assessable, and free of any liens, charges, and all taxes with respect to the issue thereof.

    11.  No Impairment.  The Company shall not, by amendment of its Certificate
         -------------
of Incorporation or other method or venue, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but shall at all times, in good faith, take all such actions as may be necessary or appropriate in order to protect the rights of the Holder thereunder against impairment.
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    12.  Amendment and Waiver.  The Warrant shall not be amended or modified,
         --------------------
or any of the provisions hereof waived, except with the written consent of the Holder.

    13.  Lost or Stolen Warrants.  In case this Warrant shall be lost, stolen
         -----------------------
or destroyed, the Company, upon request of the Holder and upon the Holder's full execution of an Affidavit of Loss supplied by the Company, shall issue and deliver in exchange and substitution for and upon cancellation of such lost or stolen Warrant, or in lieu of and in substitution for the Warrant which was lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest.

    14.  Entire Agreement and Waiver.  This Warrant and the Agreement dated as
         ---------------------------
of the date hereof between the Holder and the Company (the "Agreement") contain the entire understanding among the parties and supersedes any prior understanding or written or oral agreements among them, or any of them, respecting the subject matter contained herein. No waiver of any provisions hereof shall be effective unless contained in a writing signed by the party to be bound thereby.

    15.  Counterparts.  This Warrant may be executed in multiple counterparts,
         ------------
each of which will be an original, but all of which will constitute one instrument.

    16.  Severability.  This Warrant is intended to be performed in accordance
         ------------
with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Warrant or the application thereof to any party or circumstance is, for any reason and to any extent, invalid or unenforceable, the remainder of this Warrant and the application of such provision to other parties or circumstances will not be affected thereby, but rather will be enforced to the greatest extent permitted by law.

    17.  Headings.  The Article and Section titles used in this Warrant are
         --------
solely for convenience and neither modify nor limit the provisions of this Agreement.
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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its
President and by its Secretary.

  Dated:   ________, 2000

                                   Datalink.net, Inc.
Attest:


_________________________________  By_______________________________________
Tali Durant, Secretary             Anthony N. LaPine, President
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                         FORM OF ELECTION TO PURCHASE

            (To be executed by the Holder if he desires to exercise
             Warrants evidenced by the within Warrant Certificate)

To Datalink.net, Inc.:

  The undersigned hereby irrevocably elects to exercise ____________ Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $____________ and any applicable taxes.

  The undersigned requests that certificates for such shares be issued in the name of:

                                              PLEASE INSERT SOCIAL SECURITY OR
                                                 TAX IDENTIFICATION NUMBER


_____________________________________       ____________________________________
(Please print name and address)

_____________________________________       ____________________________________

_____________________________________       ____________________________________

     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

          _______________________________________________________

          _______________________________________________________

          _______________________________________________________
                        (Please print name and address)


Dated: ____________________     Signature: _____________________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed: __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.